UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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Nevada Gold & Casinos, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)

NEVADA GOLD & CASINOS, INC.
3040 POST OAK BOULEVARD, SUITE 675
HOUSTON, TEXAS 77056
August 28, 2006

To Our Shareholders:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc., which will be held on Monday, October 9, 2006, beginning at 3:30 p.m., Central Time, at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas, 77027.

Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

Sincerely yours,

/s/ H. THOMAS WINN

H. Thomas Winn
CEO and Chairman of the Board

NEVADA GOLD & CASINOS, INC.
3040 POST OAK BOULEVARD, SUITE 675
HOUSTON, TEXAS 77056

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc. will be held at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027, on Monday, October 9, 2006, at 3:30 p.m., Central Time, for the following purposes:

1.	To elect three Class II directors to hold office until the 2009 Annual Meeting of Shareholders.

2.	To transact any other business that may properly come before the meeting.

These business items are described more fully in the Proxy Statement accompanying this Notice. Only shareholders who owned our common stock at the close of business on August 21, 2006 can vote at this meeting or any adjournments that may take place.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. Your stock will be voted in accordance with the instructions you have given. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

For ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the address of the Company’s executive offices noted above.

By Order of the Board of Directors,

/s/ ALAN J. GREENSTEIN

Alan J. Greenstein
Senior Vice President, Chief Financial Officer and Secretary

Dated: August 28, 2006

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

NEVADA GOLD & CASINOS, INC.
3040 Post Oak Boulevard
Suite 675
Houston, Texas 77056

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 9, 2006
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Nevada Gold & Casinos, Inc., a Nevada corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held on October 9, 2006, at 3:30 p.m. Central Time (the “Annual Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about September 6, 2006.

Our principal executive offices are located at 3040 Post Oak Boulevard, Suite 675, Houston, Texas 77056, and our telephone number is (713) 621-2245. Our internet website address is www.nevadagold.com.

Availability of Annual Report and Form 10-K

Accompanying this Proxy Statement is the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. The Company makes available, free of charge through its website (www.nevadagold.com), its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission. These reports can be found under “SEC Filings” through the “Investor Relations” section of the Company’s website. The Company will provide to any shareholder without charge, upon the written request of that shareholder, a copy of the Company’s Annual Report on Form 10-K (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended April 30, 2006. Such requests should be addressed to Investor Relations, Nevada Gold & Casinos, Inc., 3040 Post Oak Boulevard, Suite 675, Houston, Texas 77056.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, at the address of the Company’s executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Voting; Quorum; Abstentions and Broker Non-Votes

Only shareholders of record at the close of business on August 21, 2006 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on August 21, 2006, there were 12,940,430 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted “FOR” all nominees for director. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named as proxies in the enclosed form of proxy will have authority to vote according to their own discretion.

The required quorum for the transaction of business at the Annual Meeting is a majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining.

A plurality of the shares represented and voting at the Annual Meeting at which a quorum is present is required to elect directors. On all other matters, a majority of the shares represented and voting at the meeting is required to decide the question. Shares represented by proxies marked “WITHHELD” with regard to the election of directors will be counted for purposes of determining whether there is a quorum at the Meeting, but will not be voted in the election of directors, and, therefore, will have no effect on the determination of the outcome of the votes for the election of directors.

A “broker non-vote” occurs with respect to share as to a proposal when a broker who holds shares of record in its name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. A broker holding your shares in its name will be permitted to vote such shares with respect to the proposal to elect three directors to be voted on at the Annual Meeting without instruction from you, and, accordingly, broker non-votes will not occur with respect to this proposal.

Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Shareholder Proposals

Proposals of shareholders that are intended to be presented at our 2007 Annual Meeting of Shareholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary no later than May 9, 2007, in order to be included in the Proxy Statement and proxy materials relating to our 2007 Annual Meeting of Shareholders. A shareholder proposal or a nomination for director that will not be included in our Proxy Statement and proxy, but that a shareholder intends to present in person at the meeting, must generally be submitted to our Secretary not less than ninety (90) days prior to the anniversary date of the 2006 Annual Meeting.

In order for a shareholder proposal to be considered properly brought before the meeting by a shareholder, such shareholder must, in addition to any applicable requirements, have given timely notice and in proper form of such shareholder's intent to bring such business before such meeting. To be timely, the shareholder’s notice must be received by the Secretary of the Company at the principal executive offices of the Company not less than 90 days prior to the anniversary date of the immediately preceding annual meeting; providing however that in the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the day of the meeting was mailed or such public disclosure made, whichever occurs first. To be in proper form, a shareholder’s notice to the Secretary shall set forth the following: the name and record address of the shareholder who intends to propose the business and the number of shares of stock of the Company which are owned by such shareholder; a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; and any material interest of the shareholder in such business.

PROPOSAL ONE
ELECTION OF DIRECTORS

Our Articles of Incorporation provide for a Board of Directors of no less than one and no more than ten members, the exact number within this range being determined by the Board of Directors. The number of director positions currently set by the Board is seven. Our Articles of Incorporation also divide our Board of Directors into three classes with staggered terms. Each class of directors is elected for a term of three years. We currently have three classes of directors, Classes I and III consisting of two directors and Class II consisting of three directors.

Nominees

Three Class II directors are to be elected at the Annual Meeting for a three year term ending in 2009. The Corporate Governance and Nominating Committee of the Board of Directors has recommended the nomination of Francis M. Ricci, Joseph A. Juliano, and John Gallaway for reelection to the Board of Directors for three-year terms that will expire at the Annual Meeting of Shareholders to be held in 2009. The Board of Directors approved this recommendation and nominated Messrs. Ricci, Juliano and Gallaway, each of whom has indicated his willingness to serve. Unless a shareholder specifies otherwise, the shares represented by each returned proxy will be voted for the election of Messrs. Ricci, Juliano and Gallaway.

Vote Required; Recommendation of Board

The three candidates receiving the highest number of affirmative votes cast will be elected as Class II directors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. RICCI, JULIANO AND GALLAWAY.

Nominee	Age	Principal Occupation
Francis M. Ricci	63	CEO/CFO of Yes! Golf
Joseph A. Juliano	55	Retired
John M. Gallaway	68	Retired

FRANCIS M. RICCI. Mr. Ricci has served as a director since July 2003. Since 1991, Mr. Ricci has been involved in the ownership and management of several private companies serving an executive officer, including Natural Swing Products Co., Premier Scale Company and starting in March 1998, Yes! Golf. Mr. Ricci practiced as a CPA for more than 20 years as an audit specialist for Deloitte & Touche, serving as a partner in the firm for 12 years. Mr. Ricci received his MBA and BS in accounting from the University of Montana.

JOSEPH A. JULIANO. Mr. Juliano has served as a director since September 2001. From January 2005 until his retirement in December 2005, Mr. Juliano served as vice president Industry Relations - PepsiCo Food Service Division. From July 2003 until January 2005, Mr. Juliano served as senior vice president, Entertainment Sales and Industry Relations with Pepsi-Cola North America’s Fountain Beverage Sales. From 1996 until July 2003, Mr. Juliano served as vice president, Entertainment Sales with Pepsi-Cola North America’s Fountain Beverage Sales, and was responsible for Pepsi distribution and brand marketing initiatives in theatres, theme parks, theme restaurants, gaming venues and golf management companies including PGA of America. Mr. Juliano started with Pepsi in 1973 and has previously served as region manager, vice president of Fountain Sales — Eastern Division and as Area vice president of On-Premise Sales. Mr. Juliano received his BS and MBA in Marketing from St. John’s University.

JOHN M. GALLAWAY. Mr. Gallaway was appointed a director in November 2005 by the Board of Directors and has been nominated for election at the 2006 Annual Meeting. Mr. Gallaway served in the office of the Chairman of Isle of Capri Casinos from 2003-2005 and as president and chief operating officer of Isle of Capri Casinos from 1995 through 2003.

Directors Not Standing For Election and Executive Officers

The members of the Board whose terms do not expire at the Annual Meeting and who are not standing for election at this year’s Annual Meeting and our executive officers are set forth below:

Name	Age	Class/Term Expiration	Principal Occupation
H. Thomas Winn	66	Class I/2008	CEO of Nevada Gold & Casinos, Inc.
Wayne H. White	68	Class I/2008	Retired
Paul J. Burkett	84	Class III/2007	VP of Nevada Gold & Casinos, Inc.
William G. Jayroe	49	Class III/2007	SVP-South East Region of Enviance, Inc.
John Arnesen	59	__	President/COO, Nevada Gold & Casinos, Inc.
Alan J. Greenstein	47	__	Executive Vice President, CFO and Secretary, Nevada Gold & Casinos, Inc.
Donald A. Brennan	62	__	VP of Development, Nevada Gold & Casinos

H. THOMAS WINN. Mr. Winn has been our chairman and CEO since January 1994. He was also our president from January 1994 through October, 2005. Mr. Winn is responsible for the transition of the Company from a mining business into a gaming and entertainment business. Since 1983, Mr. Winn has served as president of Aaminex Capital Corporation, a financial consulting and venture capital firm. Mr. Winn has formed numerous investment limited partnerships and capital formation ventures that range from motion pictures to commercial real estate and mining projects. Mr. Winn has been a director of Samaritan Pharmaceuticals, Inc. since 1999.

WAYNE H. WHITE. Mr. White has served as a director since July 2003. From 1983 until his retirement in July 2002, Mr. White was an investment banker. Most recently, from 1996 until July 2002, Mr. White served as a member of the corporate finance department of Wells Fargo Securities. His duties included working on public and private offerings of equity, private placements of equity, merger and acquisitions, and the rendering of fairness opinions. Mr. White’s specialties were leisure industry sectors, including casinos, casino suppliers and restaurants. Mr. White received his BS in political science from the University of Utah, and his law degree from Hastings College of the Law in San Francisco. Mr. White has been a member of the Board of Directors of The Cheesecake Factory, Incorporated since 1992.

PAUL J. BURKETT. Mr. Burkett has served as a director since October 1988 and as vice president of the Company since January 1994. Mr. Burkett served as our president from 1991 until January 1994. Mr. Burkett has been involved in the real estate and mining industry for over forty years. Since August 1999, Mr. Burkett has served as president of Goldfield Resources, Inc., one of our wholly owned subsidiaries. His business for the past five years has concentrated on independent mining and real estate ventures. In addition, Mr. Burkett serves as chairman of the board of trustees of the Joshua Tree Retreat Center, a 400-acre retreat located in Joshua Tree, California.

WILLIAM G. JAYROE. Mr. Jayroe has served as a director since September 1995 and was our secretary from March 1999 until June 2001. Mr. Jayroe has two decades of technology development, sales, and management expertise. Since May 2005, Mr. Jayroe has been the senior vice president South East Region of Enviance, Inc., a software solutions company headquartered out of Carlsbad, California.  From September 2001 until October 2003, Mr. Jayroe served as a senior vice-president of Digital Consulting and Southwest Services. From April 1999 until October 2000, Mr. Jayroe served as Executive Vice-President of Applied Technology Resources. Mr. Jayroe founded and has been the CEO of Hunter International Partners, LLC since September 1998. Mr. Jayroe has a BS in Industrial Distribution from Texas A&M.

JOHN ARNESEN. Mr. Arnesen has served as our president and chief operating officer since October, 2005. From October 1999 until October 2005, Mr. Arnesen served as senior vice president of Resort Operations for Mohegan Sun. His Past experience includes Carnival Gaming & Hospitality, Windjammer Cruises, Maximillion Casino Cruises, Trump Taj Mahal Resorts/Resorts International Hotel, Wyndam Hotel Sea World, Tropicana Resort and Caesar’s Tahoe.

ALAN J. GREENSTEIN. Mr. Greenstein has served as our executive vice president, chief financial officer and treasurer since December 2005 and as our Secretary since January 2006. From October 2003 until December 2005, Mr. Greenstein served as senior vice president and chief financial officer for Mohegan Sun. Mr. Greenstein was employed by Mohegan Sun from October 1995 to December 2005. Mr. Greenstein, a CPA has extensive experience having worked in multiple jurisdictions and various senior capacities with the Trump organization, Caesars and major banking institutions.

DONALD A. BRENNAN. Mr. Brennan has served as our vice president of Development since May 2001. Mr. Brennan brings 38 years of hospitality experience to our organization, including amenity for master planned residential golf communities and golfing resort hotels and conference centers. Mr. Brennan holds an MBA from Southern Methodist University and a Bachelor’s degree in Hotel and Restaurant Administration from Cornell University. Mr. Brennan is the founder of Independent Private Clubs of America, Inc., and has served as its managing partner since 1994.

Board Meetings and Committees

The Board held four meetings during the fiscal year ended April 30, 2006. Each Board member attended at least 75% or more of the Board meetings held during the fiscal year ended April 30, 2006. As of the date of the Proxy Statement, the Board has three standing committees: (1) the Compensation Committee; (2) the Audit Committee; and (3) the Corporate Governance and Nominating Committee.

Director Independence

The Board of Directors has determined that each of Messrs. Ricci, White, Juliano, Jayroe and Gallaway are independent directors as defined in the listing standards of the American Stock Exchange. As part of its analysis, the Board of Directors determined that none of Messrs. Ricci, White, Juliano, Jayroe or Gallaway has a direct or indirect material relationship with the Company that would interfere with the exercise of independent judgment.

Compensation Committee

The Compensation Committee of the Board consists of four non-employee directors: Messrs. White, Gallaway, Juliano and Ricci, each of whom is independent as defined in the listing standards of the American Stock Exchange. The Compensation Committee reviews and approves salaries and incentive compensation for the Company’s executive officers. The Compensation Committee held one meeting in the fiscal year ended April 30, 2006 and all four members attended the meeting.

The Report of the Compensation Committee is included in this Proxy Statement. The Compensation Committee operates pursuant to a written charter. A copy of the Compensation Committee Charter is available on the Company’s Web site at http://www.nevadagold.com under the heading "Investor Relations".

Audit Committee

The Audit Committee of the Board consists of three non-employee directors: Messrs. Ricci, White and Gallaway, each of whom is independent as defined in the listing standards of the American Stock Exchange. The Audit Committee engages the Company’s independent auditors, reviews the Company’s financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company’s independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of the Company’s internal accounting controls and financial affairs. The Audit Committee met four times in the fiscal year ended April 30, 2006. Each member attended at least 75% or more of the Audit Committee meetings held during the fiscal year ended April 30, 2006.

The Board has determined that Mr. Ricci is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended. Mr. Ricci is independent under the listing standards of the American Stock Exchange and also serves as chair of the Audit Committee.

The Report of the Audit Committee is included in this Proxy Statement. The Audit Committee operates pursuant to a written Charter. A copy of the Audit Committee Charter was attached as Appendix A to the 2004 Proxy Statement previously distributed to shareholders and is also available on the Company’s Web site at http://www.nevadagold.com under the heading "Investor Relations".

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee of the Board consist of four non-employee directors: Messrs. Jayroe, Ricci, White and Juliano, each of whom is independent as defined in the listing standards of the American Stock Exchange. The Corporate Governance and Nominating Committee reviews and approves candidates for election and to fill vacancies on the Board, including re-nominations of members whose terms are due to expire. The Corporate Governance and Nominating Committee are also responsible for developing and implementing guidelines relating to the operation of the Board and its committees and the Company as a whole. The Corporate Governance and Nominating Committee met one time in the fiscal year ended April 30, 2006. All four members attended the meeting.

The Corporate Governance and Nominating Committee operates pursuant to a written Charter. A copy of the Corporate Governance and Nominating Committee Charter is available on the Company’s Web site at http://www.nevadagold.com under the heading "Investor Relations".

Consideration of Director Nominees

Shareholder Nominees

The Corporate Governance and Nominating Committee considers properly submitted shareholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” Shareholders who wish to communicate with the Corporate Governance and Nominating Committee concerning potential candidates for our Board of Directors should do so by corresponding with our Secretary addressed to Nevada Gold & Casinos, Inc., Attention: Secretary, 3040 Post Oak Boulevard, Suite 675, Houston, Texas 77056. Any such communication should be made in accordance with our Bylaws. Our Bylaws provide that any shareholder entitled to vote at the annual meeting may nominate a person for election to the board by complying with the procedures set forth in Article II, Section 2.16 of the Bylaws. In general, these procedures provide as follows:

•
the notice from a shareholder must be received by the Company not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders; if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs;

•
the shareholder's notice must state the proposed nominee’s name, age, business address and residence address, principal occupation, number of shares of common stock of the Company owned, and any other information about the person required under SEC rules for director nominees to be named in a proxy statement;

•	the notice must include the name, record address and number of shares of common stock of the Company owned by the shareholder recommending the proposed nominee;

•	the notice must include a description of all arrangements or understandings between such shareholder and each proposed nominee; and

•
the notice must include any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for elections of directors pursuant to Section 14 of the Exchange Act.

A copy of our Bylaws is available to a shareholder by sending a written request to our Secretary. The Corporate Governance and Nominating Committee follows the procedures in our Bylaws and accordingly will consider candidates recommended by shareholders who comply with our Bylaws.

Director Qualifications

In discharging its responsibilities to nominate candidates for election to the Board, the Corporate Governance and Nominating Committee has not specified any minimum qualifications for serving on the Board. However, the Corporate Governance and Nominating Committee endeavors to evaluate, propose and approve candidates with business experience and personal skills in gaming, finance, marketing, financial reporting and other areas that may be expected to contribute to an effective Board. The Corporate Governance and Nominating Committee seeks to assure that the Board is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company’s values and standards. Candidates should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Corporate Governance and Nominating Committee, and may be considered at any point during the year. As described above, the Corporate Governance and Nominating Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Corporate Governance and Nominating Committee. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

With respect to John Gallaway, our Chief Executive Officer recommended to the Corporate Governance and Nominating Committee and the Board of Directors that they consider electing Mr. Gallaway a board member because of his extensive experience in the gaming business.

Communications with the Board

The Board has adopted the following process for shareholders who wish to communicate any concern directly with the Board. Shareholders may mail or deliver their communication to the Company’s principal executive offices, addressed as follows:

Addressee (*)
c/o Secretary
Nevada Gold & Casinos, Inc.
3040 Post Oak Boulevard, Suite 675
Houston, Texas 77056

*Addressees: Board of Directors; Audit Committee of the Board of Directors;
Corporate Governance and Nominating Committee of the Board of Directors;
Compensation Committee of the Board of Directors; name of individual director.

Copies of written communications received at such address will be forwarded to the addressee as soon as practicable.

Attendance at Annual Meetings

Members of the Board of Directors are encouraged to attend the Company’s Annual Meeting; however, attendance is not mandatory. All members of the Board attended the last Annual Meeting.

Compensation of Directors

The Company’s independent directors receive an annual fee of $16,000 for services they provide as directors or members of Board committees. The Chair of the Audit Committee receives an additional annual fee of $14,000. All directors are reimbursed for their reasonable expenses for attending Board and Board committee meetings. During the fiscal year ended April 30, 2006, we did not issue options to purchase our common stock to any of our directors. During the fiscal year ended April 30, 2006, Mr. Burkett received $49,846 as compensation for his services as vice president of the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of non-employee directors, Messrs. White, Ricci, Juliano and Gallaway. None of the members of the Compensation Committee has been or is an officer or employee of the Company. None of the Company’s executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on the Company’s Board or Compensation Committee. No member of the Company’s Board is an executive officer of a company in which one of the Company’s executive officers serves as a member of the board of directors or compensation committee of that company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to the Company with respect to beneficial ownership of the common stock as of July 31, 2006 by (i) each shareholder that the Company knows is the beneficial owner of more than 5% of the common stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the “Executive Compensation” section, and (iv) all executive officers and directors as a group. The Company has relied exclusively upon information provided to the Company by its directors and executive officers and copies of documents sent to the Company that have been filed with the Securities and Exchange Commission by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them. Shares of the Company’s common stock subject to options or warrants that are exercisable within 60 days of July 31, 2006 are also deemed outstanding for purposes of calculating the percentage ownership of that person, and if applicable, the percentage ownership of executive officers and directors as a group, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Unless otherwise stated, the address for each director, executive officer and stockholder listed in the table below is c/o Nevada Gold & Casinos, Inc., 3040 Post Oak Boulevard, Suite 675, Houston, Texas 77056.

	SHARES BENEFICIALLY OWNED AS OF JULY 31, 2006
BENEFICIAL OWNER	NUMBER OF SHARES		PERCENT OF CLASS

H. Thomas Winn	929,059	(1)	6.8%
Paul J. Burkett	487,448	(2)	3.6%
William G. Jayroe	235,454	(3)	1.7%
Joseph A. Juliano	92,900	(4)	*
Francis M. Ricci	18,000	(5)	*
Wayne H. White	30,000	(6)	*
John Gallaway	10,000		*
John Arnesen	41,000	(7)	*
Alan J. Greenstein	11,200	(8)	*
Donald A. Brennan	97,050	(9)	*
Cathryn L. Porter	-		-
Clay County Holdings, Inc.	1,877,044	(10)	14.5%
Nelson Obus	881,800	(11)	6.8%
All current directors and executive officers as a group (10 persons)	1,399,292	(12)	10.3%
_________________
* Less than one percent

(1)
Includes (a) options to purchase 225,000 shares of common stock held by Mr. Winn, (b) 457,819 shares of common stock owned by Aaminex Capital Corporation, and (c) 58,000 shares of common stock owned by The H. Thomas Winn Foundation. Mr. Winn is the president of The H. Thomas Winn Foundation and Aaminex Capital Corporation.

(2)	Includes (a) options to purchase 102,700 shares of common stock and (b) 22,000 shares of common stock owned by the Paul Burkett Foundation. Mr. Burkett is the president of the Paul Burkett Foundation.

(3)	Includes (a) options to purchase 102,000 shares of common stock and (b) 14,000 shares of common stock owned by The Jayroe Foundation. Mr. Jayroe is the president of The Jayroe Foundation.

(4)	Includes options to purchase 70,000 shares of common stock.

(5)	Includes options to purchase 18,000 shares of common stock.

(6)	Includes options to purchase 30,000 shares of common stock.

(7)	Includes options to purchase 40,000 shares of common stock.

(8)	Includes options to purchase 10,000 shares of common stock.

(9)	Includes options to purchase 91,500 shares of common stock.

(10)	The president of Clay County Holdings, Inc. is the son-in-law of Mr. Winn. Mr. Winn is not an officer, director, or shareholder of Clay County Holdings, Inc.

(11)
Includes: (i) 207,500 shares of common stock held by Wynnefield Partners Small Cap Value, L.P. (“WPSCV”), (ii) 300,300 shares of common stock held by Wynnefield Partners Small Cap Value, L.P. I (“WPSCVI), (iii) 334,000 shares of common stock held by Wynnefield Small Cap Value Offshore Fund, Ltd. (“WSCVOF”),  (iv) 40,000 shares of common stock held by Channel Partnership II, L.P (“CPII”).  Wynnefield Capital Management, LLC (“WCM”) is the general partner of WPSCV and WPSCVI. Wynnefield Capital, Inc. (“WCI”) is the sole investment manager of WSCVOF.  Nelson Obus is the president of WCI, the general partner of CPII, the managing member of WCM. Through his control of WCI, CPII and WCM, Mr. Obus has voting and investment control over the portfolio securities of each of the institutions listed above.  The mailing address of Mr. Obus is 450 Seventh Avenue, Suite 509, New York, New York 10123.

(12)	Includes options to purchase 689,200 shares of common stock.

Compensation of Executive Officers and Other Matters

Executive Compensation

The following table provides information about the compensation for our last three fiscal years (2006, 2005, and 2004) of our Chief Executive Officer, plus our three executive officers as of the end of fiscal 2006 and two additional individuals who would have been among the four highest paid executive officers had they been employed as executive officers at the end of fiscal 2006. This group is referred to in this proxy statement as the Named Executive Officers.

SUMMARY COMPENSATION TABLE
		ANNUAL COMPENSATION		LONG TERM COMPENSATION AWARDS
NAME AND PRINCIPAL POSITION	YEAR (1)	SALARY $	BONUS $	SECURITIES UNDERLYING OPTIONS (#)	ALL OTHER COMPENSATION (2) $
H. Thomas Winn	2006	377,885	13,462	--	923
CEO	2005	300,000	62,500	30,000	5,464
	2004	275,000	--	115,000	--

John Arnesen	2006	175,000	--	100,000	4,839
President and Chief Operating Officer	2005	--(3)	--	--	--
	2004	--(3)	--	--	--

Alan J. Greenstein	2006	79,615	--	50,000	3,409
EVP, CFO, Secretary and Treasurer	2005	--(4)	--	--	--
	2004	--(4)	--	--	--

Donald A. Brennan	2006	167,327	6,413	--	6,950
VP — Development	2005	166,750	6,948	10,000	7,002
	2004	146,813	6,042	30,000	4,696

Cathryn L. Porter	2006	219,054(5)	9,615	--	1,743
Former General Counsel and Secretary	2005	208,333	5,508	25,000	1,483
	2004	--	--	--	--
_______________________

(1)
Fiscal years 2005 and 2004 ended on March 31. In June 2005, the Company changed its fiscal year end to the last Sunday in April. As a result, compensation data for fiscal 2006 includes the period April 1, 2005 through April 30, 2006.

(2)	Consists of matching funds received through participation in our employee 401(k) plan and car allowances.
(3)	Mr. Arnesen commenced employment with the Company on October 17, 2005.
(4)	Mr. Greenstein commenced employment with the Company on December 15, 2005.
(5)	Ms. Porter resigned from her positions with the Company effective January 8, 2006.

Options, Warrants, and Stock Appreciation Rights

The following table sets forth information concerning individual grants of stock options made during the fiscal year ended April 30, 2006, to our Named Executive Officers. No stock appreciation rights were issued during the fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR
(INDIVIDUAL GRANTS)

Individual Grants					Potential Realizable Value At Assumed Annual Rates of Stock Appreciation for Option Term (1)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted To Employees in Fiscal Year	Exercise/ Base Price ($/Share)	Expiration Date	5% ($)	10% ($)
H. Thomas Winn	--	--	--	--	--	--
John Arnesen	100,000	66.7%	$10.79	08/31/2010	53,950	107,900
Alan J. Greenstein	50,000	33.3%	$10.54	12/07/2010	26,350	52,700
Donald A. Brennan	--	--	--	--	--	--
Cathryn L. Porter	--	--	--	--	--	--
_______________________

(1)
These columns show the hypothetical gains of the options granted based on assumed annual compound stock price appreciation rates of 5% and 10% over the full five year term of the options. The 5% and 10% assumed rates are specified in the rules of the SEC and do not represent the Company’s estimated or projected future prices of the Company’s common stock.

The following table sets forth information concerning option exercises during the fiscal year ended April 30, 2006 and option holdings as of April 30, 2006 with respect to our Named Executive Officers. No stock appreciation rights were outstanding at the end of the fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
H. Thomas Winn	--	--	225,000	--	256,000	--
John Arnesen	--	--	20,000	80,000	--	--
Alan J. Greenstein	--	--	10,000	40,000	--	--
Donald A. Brennan	--	--	91,500	--	241,125	--
Cathryn L. Porter	--	--	--	--	--	--

The values of the unexercised options above are based on the difference between the exercise price of the options and the fair market value of our common stock at the end of the fiscal year ended April 30, 2006, which was $9.50 per share.

Report of the Compensation Committee of the Board on Executive Compensation

Overview and Philosophy

There are three key elements in the Company’s executive compensation program, all determined by individual and corporate performance:

•	Annual base salaries;

•	Annual incentive compensation; and

•	Long-term incentive compensation.

The Company’s executive compensation program is designed to enable it to attract, retain and motivate the highest quality of management talent available. Furthermore, the Compensation Committee believes that the value of the program should reflect, in large part, the value created for stockholders. The key objectives of the program are as follows:

•	To offer fair and competitive annual base salaries consistent with similarly situated companies of the same size in the gaming industry;

•	To reward executives for corporate and individual performance through annual incentive and deferred compensation programs; and

•	To encourage long-term performance through the use of long-term incentives such as stock options that align the interests of employees and stockholders.

Annual Base Salaries

Annually, the Compensation Committee establishes the base salaries to be paid to the Company’s executive officers during the fiscal year, subject to the approval of the Board. In setting base salaries, the Compensation Committee takes into account several factors including, but not limited to, the executive’s experience, responsibilities, management abilities and job performance, as well as the performance of the Company as a whole, and current market conditions and competitive salaries of executives with similarly situated companies of the same size in the gaming industry.

Annual Incentive Compensation

Payment of annual bonuses to our executive officers is discretionary and, for the fiscal year ended April 30, 2006, was predicated upon the Company’s achievement of earnings per share targets established at the beginning of the fiscal year. Individual performance is also considered in determining bonuses. The amount of any annual cash bonuses may be up to 50% of base salary.

Long-term Incentive Compensation

The Compensation Committee believes that employee stock ownership is a significant incentive in building stockholder wealth and aligning the interests of employees and stockholders. Stock options will only have value if the Company’s stock price increases. The Board adopted the 1999 Stock Option Plan (“1999 Option Plan”). The 1999 Option Plan was approved by shareholders at the 1999 Annual Meeting of Shareholders and amended at the 2002 Annual Meeting of Shareholders and the 2004 Annual Meeting of Shareholders. The 1999 Option Plan authorizes the Compensation Committee to award stock options to executive officers and other key employees at exercise prices, vesting schedules and on other terms established by the Compensation Committee.

Compensation of the Chief Executive Officer

Mr. H. Thomas Winn was elected to the position of Chief Executive Officer in 1994. For the fiscal year ended April 30, 2006, Mr. Winn’s base salary was $350,000. In fiscal year 2006, Mr. Winn was paid bonuses of $13,642, based on his performance record during the fiscal year ended April 30, 2006.

The Compensation Committee established the annual base salary and other terms of Mr. Winn’s compensation based on Mr. Winn’s performance record, his status in the gaming industry, his experience and leadership and the Company’s achievement of certain earnings per share targets established at the beginning of the fiscal year. The Compensation Committee concluded that Mr. Winn’s compensation, including stock option grants, significantly benefits the Company and its shareholders by securing Mr. Winn’s services for the future and thereby motivating him to continue his focus on the long-term strategic growth and profitability of the Company.

Policy Concerning Tax Deductibility

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the annual corporate federal tax deduction for compensation paid to executive officers named in the proxy statement to $1,000,000, unless the compensation qualifies as “performance based” and has been approved in advance by a vote of its stockholders. The Company is not currently compensating any executive officers at levels that would cause this annual limitation on corporate federal tax deductions to apply and has no current plans to do so. Accordingly, the Compensation Committee has not adopted a formal policy concerning the application of the Section 162(m) limitation on tax deductions. If it appears that any executive officer will likely be approaching the $1,000,000 compensation limitation in the near future, the Compensation Committee will review whether such payments should be structured as to qualify as deductible performance-based compensation.

Respectfully submitted,

Wayne H. White, Chair
Francis M. Ricci
Joseph A. Juliano
John M. Gallaway

Employment Contracts, Termination of Employment and Change-In-Control Arrangements

Mr. Arnesen's agreement is effective August 31, 2005, and he began his employment with the Company on October 17, 2005. The initial term of the agreement is from August 31, 2005 through August 31, 2010. Under the agreement, if the Company fails to give notice of intent not to renew the agreement by August 31, 2009, the agreement automatically renews for an additional five-year term. Mr. Arnesen's initial base salary is $325,000.

Mr. Arnesen will participate in an annual bonus program to be developed that will provide the opportunity for an annual bonus based upon achievement of financial and strategic goals to be established each year. The bonus potential ranges from 40% of his then-current annual salary for achieving 95% of the target plan to 100% of his then-current salary if 125% of the target plan is achieved. Mr. Arnesen was granted an option to purchase 100,000 shares of common stock in the Company, at an exercise price of $10.79 per share, equal to the fair market value of the stock determined as of the date of the agreement. Of that grant, 20,000 shares immediately vest and the remaining 80,000 shares vest at a rate of 20,000 per year on each anniversary date of the agreement, if Mr. Arnesen is still employed on such date. The options expire on the fifth anniversary date of the Employment Agreement and are subject to the terms and conditions of the Company's stock option plan. If the agreement reaches a second term, Mr. Arnesen will be granted an option to purchase an additional 100,000 shares with an exercise price equal to the fair market value of the stock determined as of the date of the grant. The options during the second term vest at a rate of 20% on the date of the grant and 20% on each annual anniversary of the second term, if Mr. Arnesen is still employed on such date.

Mr. Greenstein's employment agreement was effective December 7, 2005, and he began his employment with the Company on December 15, 2005. The initial term of the agreement is from December 15, 2005 through December 14, 2010. Mr. Greenstein's initial base salary is $225,000.

Mr. Greenstein will participate in an annual bonus program to be developed that will provide the opportunity for an annual bonus based upon achievement of financial and strategic goals to be established each year. The bonus potential ranges from 40% of his then-current annual salary for achieving 95% of the target plan to 100% of his then-current salary if 125% of the target plan is achieved. Mr. Greenstein was granted an option to purchase 50,000 shares of common stock in the Company, at an exercise price of $10.79 per share, equal to the fair market value of the stock determined as of the date of the agreement. Of that grant, 10,000 shares immediately vest and the remaining 40,000 shares vest at a rate of 10,000 per year on each anniversary date of the agreement, if Mr. Greenstein is still employed on such date. The options expire on the fifth anniversary date of the Employment Agreement and are subject to the terms and conditions of the Company's stock option plan. Mr. Greenstein will also receive certain benefits related to his relocation, including reimbursement of the consequential costs of selling his current home and moving to his new home, as well as receiving temporary housing for a period of six months.

Both Mr. Arnesen's and Mr. Greenstein’s agreements provide for termination by the Company without Cause or by the executive in the event of a Change of Control. In either case, the executive will be paid the total salary, annual bonus, vacation and fringe benefits remaining during the term. In addition, any stock options granted but not vested immediately become vested. If the Company terminates the executive's employment for Cause, the agreement provides for a payment of only salary, vacation, and fringe benefits through the date of termination, and any unvested stock options are forfeited. Finally, both agreements contain provisions protecting the Company's confidential information and precluding the executive from competing with the Company for a period of one year following the termination of his employment.

Code of Ethics

We have adopted a Code of Ethics that applies to directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Ethics is posted on our website at http://www.nevadagold.com, under Investor Relations - Investor Info. Changes to and waivers granted with respect to this Code of Ethics related to officers identified above, and other executive officers and directors of the Company that are required to be disclosed pursuant to applicable rules and regulations of the Securities and Exchange Commission will also be posted on our website and a Current Report on Form 8-K will be filed within 4 business days of the change or waiver.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any persons holding ten percent or more of the Company’s common stock are required to report their ownership of common stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during the fiscal year ended April 30, 2006, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis, except as set forth below. Due to administrative oversights, a Form 4 report was filed late by William G. Jayroe, a Form 3 and a Form 4 report were filed late by John A. Arnesen, a Form 4 report was filed late by John M. Gallaway, a Form 4 report was filed late by Alan J. Greenstein, a Form 4 report was filed late by Paul J. Burkett, three Form 4 reports were filed late by Clay County Holdings, Inc., and a Form 4 report was filed late by Aaminex Capital Corporation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Company’s independent registered public accounting firm to conduct the audit of the Company’s books and records for the fiscal year ending April 30, 2006. The Audit Committee of the Company’s Board of Directors has not yet selected the Company’s independent registered public accounting firm for the 2007 fiscal year. The Audit Committee intends to make its selection after it has received and reviewed the audit proposal.

Representatives of PKF are expected to be present at the Annual Meeting of Stockholders to respond to questions and to make a statement should they so desire.

Principal Accountant Fees and Services

During the fiscal years ended April 30, 2006 and March 31, 2005, fees for services provided by PKF were as follows (rounded to the nearest $100):

Audit Fees

The aggregate fees billed to the Company by PKF for the audit of the Company’s annual financial statements, the review of the financial statements included in the Company’s quarterly reports on Form 10-Q and other services normally provided by the accountant in connection with statutory and regulatory filings totaled $144,700 and $139,900 in the fiscal years ended April 30, 2006 and March 31, 2005, respectively.

Audit-Related Fees

There were no amounts billed by PKF for assurance and related services reasonably related to the performance of the audit and review of our financial statements in the fiscal years ended April 30, 2006 or March 31, 2005.

Tax Fees

The Company did not engage PKF for tax compliance, tax advice and tax planning services in the fiscal years ended April 30, 2006 and March 31, 2005, respectively.

All Other Fees

There were no other professional services rendered by PKF for products and services not reported in the preceding paragraphs for the fiscal years ended April 30, 2006 and March 31, 2005, respectively.

The Audit Committee has determined that the rendering of non-audit services by PKF was compatible with maintaining their independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent auditor. The Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence, as well as whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors and input from the Company’s management. The Audit Committee’s charter authorizes the Audit Committee to delegate to one or more of its members the pre-approval of audit and permissible non-audit services provided that those members report any pre-approvals to the full Committee. Pursuant to this authority, the Audit Committee has delegated to its Chair the authority to address any requests for pre-approval of services between Audit Committee meetings provided that the amount of fees for any particular services requested does not exceed $10,000, and the Chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve permitted services of the independent auditor. During the fiscal year ended April 30, 2006, all of the services related to the audit or other fees described above were pre-approved by the Audit Committee and none were provided pursuant to any waiver of the pre-approval requirement.

Report of the Audit Committee of The Board Of Directors

The following Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee report by reference therein.

The Audit Committee engages and supervises the Company’s independent auditors and oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation of financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2006 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments made by management and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with PKF, the Company’s independent registered accounting firm, who is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America, their judgment as to the quality of the Company’s accounting principles and the other matters required to be discussed with the Audit Committee under the auditing standards generally accepted in the United States of America, including the matters required by the Codification of Statements on Auditing Standards No. 61. In addition, the Audit Committee has discussed with PKF their independence from management and the Company, including the written disclosure and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with the Audit Committees.

The Audit Committee discussed with PKF the overall scope and plans for their audit. The Audit Committee meets with PKF, with and without management present, to discuss the results of their examinations, their evaluations or the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended April 30, 2006, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Francis M. Ricci, Chair
Wayne H. White
John M. Gallaway

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for in the agreements, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party to by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Nevada law and our bylaws.

Clay County Holdings, Inc.

At April 30, 2006, we had a note receivable of $1,741,621 from Clay County Holdings, Inc. ("CCH"). The note bears interest at 12% per annum. The note was modified effective October 23, 2005 to provide for a maturity date of October 31, 2010. As part of the modification, no principal or interest payments are due until July 31, 2007, at which time principal payments of $150,000, plus accrued interest, are due on a quarterly basis, with additional payments due at the time any payments are received by CCH on a note receivable it holds from Restaurant Connections International. The note is secured by a pledge of shares of common stock of the Company which are owned by CCH. CCH is our largest shareholder, beneficially owning approximately 16% of our total outstanding common stock as of April 30, 2006.

Service Interactive, Inc.

At April 30, 2006, we had a note receivable of $1,779,445 from Service Interactive, Inc. ("SI"). The note bears interest of 12% per annum. The note was modified effective October 23, 2005 to provide for a maturity date of October 31, 2010. As part of the modification, no principal or interest payments are due until July 31, 2007, at which time principal payments of $150,000, plus accrued interest, are due on a quarterly basis, with additional payments due at the time any payments are received by CCH on a note receivable it holds from Restaurant Connections International. The note is secured by a pledge of shares of common stock of the Company which are owned by CCH. At the time of the extension of credit by us to SI, SI was a related party because we had the option to acquire common stock of SI and our former director was involved in SI.

Sunrise Land and Mineral Corporation

At April 30, 2006, we had a note receivable of $116,033 from Sunrise Land and Mineral Corporation (“Sunrise”). The note bears interest of 12% per annum. The note receivable is secured by a deed of trust lien on 300 acres of land in Nevada County, California owned by Sunrise.

STOCK PERFORMANCE GRAPH

The following graph sets forth the cumulative total stockholder return (assuming reinvestment of dividends) to the Company’s stockholders during the five-year period ended April 30, 2006, as well as an overall stock market index (AMEX Market Index) and the Company’s peer group index (Dow Jones Casino Group Index):

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from:

Investor Relations
3040 Post Oak Boulevard
Suite 675
Houston, Texas 77056
(713) 621-2245

Similarly, stockholders sharing an address with another stockholder who have received multiple copies of the Company’s proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

OTHER MATTERS

The Board knows of no other matters that will be prepared for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ H. THOMAS WINN
H. THOMAS WINN, Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

FORM OF PROXY
NEVADA GOLD & CASINOS, INC.
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 9, 2006

NEVADA GOLD & CASINOS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Nevada Gold & Casinos, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and appoints Alan J. Greenstein or John Arnesen, and each of them, with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas, 77027 on Monday, October 9, 2006 at 3:30 p.m.. Central time, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES" FOR DIRECTOR. PLEASE MARK, SIGN, DATE AND RETURN THIS CARD USING THE ENCLOSED RETURN ENVELOPE.

1.	To elect three Class II directors to hold office until the 2009 Annual Meeting of Shareholders:

(01) Francis M. Ricci	(02) Joseph A. Juliano
(03) John Gallaway
☐ FOR ALL NOMINEES	☐ WITHHELD FROM ALL NOMINEES

_________________________________________________________
☐ For all nominees except as noted above

DATED:
[Signature]

[Signature if jointly held]

[Printed Name]

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held by joint-tenants or otherwise by more than one person, all should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.